PMFM INVESTMENT TRUST
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                   PMFM TACTICAL PRESERVATION PORTFOLIO TRUST
                          PMFM MANAGED PORTFOLIO TRUST
                   PMFM TACTICAL OPPORTUNITIES PORTFOLIO TRUST

                                 INVESTOR CLASS
                                  ADVISOR CLASS
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                                   SUPPLEMENT
                             Dated October 26, 2004
           To the Prospectuses and Statement of Additional Information
                            dated September 27, 2004


This Supplement to the Prospectuses and Statement of Additional Information ("SAI") dated September 27, 2004 for the PMFM Tactical Preservation Portfolio Trust, the PMFM Managed Portfolio Trust, and the PMFM Tactical Opportunities Portfolio Trust (individually a "Fund" and collectively "Funds"), each a series of the PMFM Investment Trust ("Trust"), updates the Prospectuses and the SAI to revise the information as described below. For further information, please contact the Funds toll-free at 1-866-383-PMFM (1-866-383-7636). You may also obtain additional copies of the Funds' Prospectuses and SAI, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Funds toll-free at the number above.


    Pursuant to action by the Board of Trustees of the Trust on October 26, 2004, the name of the "PMFM Moderate Portfolio Trust" was changed to "PMFM Tactical Preservation Portfolio Trust." Therefore all references to the PMFM Moderate Portfolio Trust in the Prospectuses and SAI should be changed to the following:

                  "PMFM Tactical Preservation Portfolio Trust"














          Investors Should Retain This Supplement for Future Reference
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